UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2011 (June 22, 2011)

Penn Virginia Resource Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Radnor Corporate Center, Suite 500 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 975-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of Penn Virginia Resource Partners, L.P.’s (the “Partnership”) unitholders was held on June 22, 2011, at which the following matters were voted upon by the Partnership’s unitholders: (i) the election of nine directors to serve on the Partnership’s general partner’s board of directors until the Partnership’s 2012 annual meeting, (ii) an advisory vote on executive compensation and (iii) an advisory vote on the frequency of the executive compensation vote. There were no broker non-votes on any of the matters set forth below.

All nominees for director were elected, with voting as detailed below:

Nominee	For	Withheld
Mr. Edward B. Cloues, II	32,912,676	630,095
Mr. James L. Gardner	32,932,269	610,502
Mr. Robert J. Hall	32,982,573	560,198
Mr. Thomas W. Hofmann	28,044,938	5,497,833
Mr. James R. Montague	33,030,707	512,064
Ms. Marsha R. Perelman	32,949,937	592,834
Mr. William H. Shea, Jr.	28,386,531	5,156,240
Mr. John C. van Roden, Jr.	33,020,422	522,349
Mr. Jonathan B. Weller	32,954,601	588,170

A majority of unitholders who cast votes at the annual meeting voted in favor of the advisory vote on executive compensation as detailed below:

For	Against	Abstain
30,901,589	1,656,075	985,107

A majority of unitholders who cast votes at the annual meeting voted in favor of holding future advisory votes on executive compensation at a frequency of every year as detailed below:

One Year	Two Years	Three Years	Abstain
26,483,961	640,846	5,381,123	1,036,841

The Partnership has determined that it will hold an advisory vote on the compensation of its named executive officers every year, until the next unitholder advisory vote on the frequency of the advisory votes on executive compensation.

Item 7.01 Regulation FD Disclosure.

On June 22, 2011, the Partnership issued a press release reporting the voting results of its annual meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the above information and the press release are being furnished under 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Penn Virginia Resource Partners, L.P. press release dated June 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC,
its General Partner

	By:	/s/ BRUCE D. DAVIS, JR.
Bruce D. Davis, Jr.
Executive Vice President and General Counsel

Dated: June 23, 2011

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